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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)

------------------------------ -------------------------- ---------------------
           Delaware                     0-23723                 98-0166007
------------------------------ -------------------------- ---------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)
------------------------------ -------------------------- ---------------------


                 79 CHAPEL STREET, NEWTON, MASSACHUSETTS, 02458
          (Address of principal executive offices, including Zip Code)

                                  617- 332-0004
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        On April 12, 2006, Ambient Corporation (the "Company") entered into a Bridge Loan Agreement, dated as of April 6, 2006 (the "April 2006 Loan Agreement"), with Double U Master Fund LP (the "Investor"), pursuant to which the Investor loaned to the Company $500,000 (before the payment of offering related fees and expenses aggregating $55,000). The funds will be used to continue the Company's efforts toward commercialization of its proposed powerline communication solution and to meet short term working capital needs. The Investor previously loaned the Company $1,500,000 under the Bridge Loan Agreement dated as of January 18, 2006 (the "January 2006 Loan Agreement"), as disclosed in the Company's Current Report on Form 8-K filed on January 25, 2006 (the "January 2006 8-K").

        To secure the Company's obligations under the April 2006 Loan Agreement, the Security Interest Agreement dated as of January 18, 2006 (the "Security Agreement") between the Company and the Investor was amended to reflect the Investor's new loan. Under the Security Agreement, a copy of which was filed as an exhibit to the Company's annual report on Form 10-KSB for the year ended December 31, 2005 that was filed on February 24, 2006 (the "2005 10-KSB"), the Company has granted the Investor a security interest in substantially all of its assets, including without limitation, its intellectual property, on the terms and conditions set forth therein. The security interest terminates upon payment or satisfaction of all of the Company's obligations under the April 2006 Loan Agreement and the January 2006 Loan Agreement.

        Pursuant to the April 2006 Loan Agreement, the Company issued to the Investor its secured promissory note in the aggregate principal amount of $524,333(the "April 2006 Note"), representing an original issue discount of 4.86% through the stated maturity date of June 24, 2006. The April 2006 Note is scheduled to mature on the date (the "Maturity Date") which is the earlier of
(i) June 24, 2006 or (ii) the date on which the Company completes a subsequent financing that generates, on a cumulative basis together with any other interim financings, gross proceeds to the Company of at least $2.0 million, which date corresponds to the maturity date of the note (the "January 2006 Note") issued under the January 2006 Loan Agreement. Except as noted, the April 2006 Note was issued on terms identical to the January 2006 Note, a copy of which was filed as an exhibit to the 2005 10-KSB, the principal terms of which are disclosed in the January 2006 8-K.

        In connection with the 2006 Loan Agreement, the Company issued to the Investor a warrant expiring January 31, 2011 to purchase up to 1,000,000 shares of the Company's common stock par value $0.001 (the "Common Stock") at a per share exercise price of $0.15 (the "April 2006 Bridge Loan Warrant") and otherwise on terms identical to the warrants (the "January 2006 Warrants") issued in connection with the January 2006 Loan Agreement, a copy of which was filed as an exhibit to the 2005 10-KSB and the principal terms of which are disclosed in the January 2006 8-K.

        The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 18, 2006                             AMBIENT CORPORATION

                                                  BY: /s/ John Joyce
                                                      JOHN JOYCE
                                                      CHIEF EXECUTIVE OFFICER